TRINITY ENERGY RESOURCES, INC.

                          UNANIMOUS CONSENT IN LIEU OF
                          SPECIAL MEETING OF DIRECTORS

         The undersigned, being all of the Directors of Trinity Energy Resources, Inc., (the "Company") hereby execute this written consent to action, as provided by subsection 2 of Section 78.315 of the Nevada Revised Statutes and the applicable provisions of the corporate Bylaws, in lieu of a formal meeting. The undersigned hereby waives, pursuant to Section 78.375 of the Nevada Revised Statutes and Article IV, Section 2 of the Bylaws, all requirements of notice, including notice of purpose, whether contained in the Nevada Constitution, the Nevada Corporation Law, or the Bylaws of this corporation, and as of as of December 15, 2000 do hereby adopt the following resolutions:

          Approval of Registration of 2,000,000 shares of Common Stock
          -------------------------------------------------------------
                   with the Securities and Exchange Commission

         WHEREAS, the Company wishes to pay certain former employees and consultants, and it is the opinion of this Board that it is advisable and in the best interest of the Company and its shareholders that the Company register 2,000,000 shares of its Common Stock in a Form S-8 Registration with the Securities and Exchange Commission, in accordance with Rule 428 of the Securities Act of 1933 (the "Act"), for the purpose of compensating such former employees and consultants with shares of the Company's Common Stock in lieu of cash for their previous employment and previously rendered and/or ongoing employment consulting services to the Company.

         WHEREAS, the Board has prepared a Special Compensation Plan for Certain Former Employees and Consultants (the "Plan") that defines the terms and conditions under which shares will be issued under the Plan

         NOW, THEREFORE, BE IT RESOLVED that this Company issue, as provided in the Plan, up to an aggregate of 2,000,000 shares of its Common Stock with a Form S-8 Registration and that such issuance and registration be, and hereby are, approved and adopted; and

         FURTHER RESOLVED, that the shares be allocated to former employees and consultants pursuant to the Plan;

         FURTHER RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to do all such acts and things and to execute the Form S-8, and any related documents, agreements, and certificates in the name and on behalf of the Corporation, and to deliver or file such documents agreements and

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certificates  when  executed,  and to take all such other action,  with any such person, as is necessary, and to pay all filing fees and other fees expenses and charges as they or any of them may deem necessary or appropriate.

         The undersigned, being all of the Directors of the Corporation, do hereby consent to all the actions described in the foregoing preambles and resolutions, and said actions and resolution shall have the same force and effect as if taken at a duly constituted meeting of the Board of Directors of the Corporation. This document shall be filed with the Secretary of the Corporation and shall be made a part of the minutes of the Corporation. This document may be signed in counterparts.

         IN WITNESS WHEREOF, the undersigned Director has hereunto set his hand and seal on this 15th day of December 2000.

                                            DIRECTORS:


                                             /s/ Dennis E. Hedke
                                             -------------------
                                             Dennis E. Hedke


                                            /s/ James E. Gallien
                                            --------------------------
                                            James E. Gallien


                                            /s/ Jacques Harry Grunitzky
                                            --------------------------
                                            Jacques Harry Grunitzky


                                            /s/ Bruce Reichert
                                            --------------------------
                                              Bruce Reichert


                                            /s/ A. C. Teichgraeber
                                            --------------------------
                                            A. C. Teichgraeber